Exhibit 13.2

Certification Pursuant to

18 U.S.C.  Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act 2002

In connection with the Annual Report on Form 40-F of Sierra Metals Inc. (the “Company”) for the yearly period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Igor Gonzalez, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Igor Gonzalez

Name: Igor Gonzalez

Title:   President and Chief Executive Officer

Date:   March 30, 2020

The foregoing certificate is solely for the purposes of compliance with the aforementioned Section 906 of the Sarbanes-Oxley Act 2002 and is not intended to be used or relied upon for any other purposes.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Certification Pursuant to

18 U.S.C.  Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act 2002

In connection with the Annual Report on Form 40-F of Sierra Metals Inc. (the “Company”) for the yearly period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ed Guimaraes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ed Guimaraes

Name: Ed Guimaraes

Title:   Chief Financial Officer

Date:   March 30, 2020

The foregoing certificate is solely for the purposes of compliance with the aforementioned Section 906 of the Sarbanes-Oxley Act 2002 and is not intended to be used or relied upon for any other purposes.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.